UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2008

Date of reporting period:	November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedule of Investments	4-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	15-29

Financial Highlights	30

Report of Independent Registered Public Accounting Firm	31

Annual Shareholder Meeting Results	32

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	33-35

Privacy Policy/Proxy Voting Policies & Procedures	36

Dividend Reinvestment Plan	37

Board of Trustees & Fund Officers	38-40

PIMCO Corporate Opportunity Fund Letter to Shareholders

January 15, 2009

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Corporate Opportunity Fund (the “Fund”) for the fiscal year ended November 30, 2008.

Tight credit conditions and a global economic slowdown caused corporate bond prices to fall during the reporting period. The Barclays Capital Credit Index, a measure of corporate bond performance, returned (8.84)% while the Barclays Capital U.S. Aggregate Bond Index, a broad credit market measure of government and corporate securities, posted a positive 1.74% return. Stocks fared worse in the downturn. The Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market, returned (38.86)% for the twelve-month period, among the worst 12-month periods on record for equities. The Federal Reserve (the “Fed”) sought to inject liquidity into the economy through multiple initiatives, including reducing the Federal Funds rate seven times during the period. The moves lowered the key target rate on loans between member banks from 4.50% to 1.00%.

On November 26, 2008, the Fund announced that it will redeem a portion of its auction rate preferred shares (“ARPS”). This redemption was intended to increase and maintain asset coverage of the Fund’s ARPS above the 200% level, the minimum coverage required to pay or declare common dividends.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 1

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

November 30, 2008 (unaudited)

•                  For the fiscal year ended November 30, 2008, the PIMCO Corporate Opportunity Fund returned (33.54)% on net asset value (“NAV”) and (39.06)% on market price.

•                  The Barclays Capital U.S. Credit and U.S. High Yield Indices posted total returns of (8.84)% and (32.46)%, respectively, for the trailing 12-month period.

•                  An average duration of 5.85 years contributed positively to the Fund’s total return as U.S. interest rates fell across the term structure of the yield curve.

•                  The Fund’s relatively large average allocation to the banking sector during the reporting period enhanced the Fund’s returns as the sector outpaced the over all market for the 12-month period ended November 30, 2008.

•                  An average exposure to the brokerage sector detracted from the Fund’s returns as the sector significantly underperformed during the period.

•                  The Fund’s average allocation to electric issues positively contributed as this sector outperformed the market, due in part to the electric sector’s general defensive nature during an economic slow down.

•                  An average exposure to natural gas bonds detracted from the total return, as the sector underperformed the broader market along side a decline in natural gas prices.

•                  An average allocation to Treasuries debt was beneficial to the Fund as U.S. Government securities were among the few issues to post positive returns over trailing 12-month period ended November 30, 2008.

•                  The Fund’s average exposure of 3.51% to the energy sector during the twelve month period detracted from the total return as the sector underperformed the market for the period.

•                  An early quality shift towards higher rated issues benefited the Fund as each quality tier outperformed all lower rated tiers.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	(39.06)%	(33.54)%
3 Year	(15.28)%	(8.61)%
5 Year	(4.36)%	(2.05)%
Commencement of Operations (12/27/02) to 11/30/08	(0.34)%	2.70%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 11/30/08	Market Price	$7.55
NAV	NAV	$8.54
Market Price	Discount to NAV	(11.59)%
	Market Price Yield(2)	18.28%

2 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

November 30, 2008 (unaudited) (continued)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not typically intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) to common shareholders by the market price per common share at November 30, 2008.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 3

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 67.2%

Airlines – 3.6%
$7,000	American Airlines, Inc., 7.858%, 4/1/13	Ba1/BBB	$5,705,000
	Continental Airlines, Inc.,
1,490	6.545%, 8/2/20	Baa2/A-	1,199,484
3,171	6.703%, 6/15/21	Baa2/BBB	2,410,101
2,009	7.373%, 12/15/15	Ba1/BB	1,306,144
8,253	7.707%, 10/2/22	Baa2/BBB	6,437,053
1,773	9.798%, 4/1/21	Ba1/BB-	1,143,790
554	Delta Air Lines, Inc., 6.619%, 3/18/11	NR/BBB	465,500
	Northwest Airlines, Inc.,
13,387	7.041%, 4/1/22	NR/BBB-	9,102,883
18,847	7.15%, 10/1/19 (MBIA)	Baa1/AA	16,479,013
2,986	United Air Lines, Inc., 7.336%, 7/2/19 (a) (d)	B1/B+	1,597,256
			45,846,224
Automotive – 0.1%
2,500	Ford Motor Co., 9.98%, 2/15/47	Caa2/CCC-	587,500
Banking – 18.8%
	American Express Bank FSB,
13,000	5.50%, 4/16/13	A1/A+	11,533,509
10,000	5.55%, 10/17/12	A1/A+	8,998,810
3,900	ANZ National International Ltd., 6.20%, 7/19/13 (a) (d)	Aa2/AA	3,635,693
	Bank of America Corp., FRN (h),
44,300	8.00%, 1/30/18	A1/A	31,622,669
22,500	8.125%, 5/15/18	A1/A	15,839,325
	Barclays Bank PLC, FRN (a) (d) (h),
8,600	7.434%, 12/15/17	Aa3/A+	5,776,981
18,100	7.70%, 4/25/18	Aa2/A+	13,823,513
	BNP Paribas, FRN (h),
13,000	5.186%, 6/29/15 (a) (d)	Aa3/AA-	8,356,140
4,500	7.195%, 6/25/37 (a) (d)	Aa3/AA-	2,705,135
€2,500	7.781%, 7/2/18	Aa3/AA-	2,452,318
$4,700	Commonwealth Bank of Australia, 6.024%, 3/15/16, FRN (a) (d) (h)	Aa3/A+	2,732,928
4,600	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a) (d) (h)	Aa3/A	2,336,869
12,400	HBOS Capital Funding L.P., 6.071%, 6/30/14, FRN (a) (d) (h)	A1/BBB+	5,723,319
	HBOS PLC, (a) (d),
7,000	5.375%, 11/1/13, FRN (h)	Aa3/BBB+	3,632,237
8,000	6.413%, 10/1/35, FRN (h)	A1/BBB+	3,544,112
6,500	6.657%, 5/21/37, FRN (h)	A1/BBB+	3,029,436
4,000	6.75%, 5/21/18	Aa3/A	3,329,624
	HSBC Capital Funding L.P., FRN (h),
8,000	4.61%, 6/27/13 (a) (d)	A1/A	5,090,576
2,000	10.176%, 6/30/30	A1/A	1,668,412
8,550	HSBC Holdings PLC, 6.50%, 5/2/36	Aa3/A+	7,202,725
3,000	Keycorp, 6.50%, 5/14/13	A2/A-	2,743,347
1,540	Lloyds TSB Group PLC, 6.267%, 11/14/16, FRN (a) (d) (h)	Aa3/A	602,510
9,400	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a) (d) (h)	Aa2/AA	6,173,854
16,000	RBS Capital Trust III, 5.512%, 9/30/14, FRN (h)	A1/BBB+	7,392,160
6,200	Resona Bank Ltd., 5.85%, 4/15/16, FRN (a) (d) (h)	A2/BBB	3,543,269
	Royal Bank of Scotland Group PLC, FRN (h),
20,000	6.99%, 10/5/17 (a) (d)	A1/BBB+	11,042,280
12,000	7.648%, 9/30/31	A1/BBB+	6,340,860
6,300	State Street Capital Trust III, 8.25%, 3/15/11, FRN (h)	A1/A	5,269,005

4 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Banking (continued)
$12,200	USB Capital IX, 6.189%, 4/15/11, FRN (h)	A1/A+	$6,346,891
27,000	Wachovia Corp., 7.98%, 3/15/18, FRN (h)	A3/A-	19,424,043
7,100	Wells Fargo Capital X, 5.95%, 12/15/36	Aa2/AA-	5,451,771
24,700	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (h)	Aa2/AA-	20,054,646
			237,418,967
Computer Services – 0.1%
2,300	First Data Corp., 9.875%, 9/24/15	B3/B	1,334,000
Electronics – 0.1%
1,000	Arrow Electronics, Inc., 6.875%, 6/1/18	Baa3/BBB-	872,869
Energy – 1.3%
5,400	Energy Transfer Partners L.P., 7.50%, 7/1/38	Baa3/BBB-	4,134,775
2,007	Salton SEA Funding Corp., 8.30%, 5/30/11	Baa3/BBB-	2,135,266
10,767	Sithe Independence Funding Corp., 9.00%, 12/30/13	Ba2/B	9,506,410
600	Southern Natural Gas Co., 5.90%, 4/1/17 (a) (d)	Baa3/BB	462,000
			16,238,451
Financial Services – 21.5%
5,000	AES Red Oak LLC, 9.20%, 11/30/29	B1/BB-	3,625,000
8,000	American Express Travel Related Services Co., Inc.,
	5.25%, 11/21/11 (a) (b) (d)	A1/A+	7,287,920
	American General Finance Corp.,
9,000	2.861%, 3/2/10, FRN	Baa1/NR	5,447,736
1,693	4.625%, 9/1/10	Baa1/BBB	858,270
4,300	5.40%, 12/1/15	Baa1/BBB	1,752,676
6,200	Bear Stearns Cos., Inc., 6.95%, 8/10/12	Aa2/AA-	6,247,157
8,300	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (h)	NR/BB+	4,067,000
4,121	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (b) (d)	Baa3/BBB-	4,285,480
	CIT Group, Inc.,
€500	4.241%, 11/30/11, FRN	Baa1/A-	358,464
€7,000	4.25%, 3/17/15	Baa1/A-	4,485,562
$5,700	7.625%, 11/30/12	Baa1/A-	3,963,501
20,000	Citigroup Capital XXI, 8.30%, 12/21/57, FRN	A1/A	12,086,460
	Citigroup, Inc.,
6,100	6.125%, 11/21/17	Aa3/AA-	5,584,934
200	6.50%, 8/19/13	Aa3/AA-	190,668
24,100	8.40%, 4/30/18, FRN (h)	A2/A	14,259,970
	General Electric Capital Corp., FRN,
13,400	6.375%, 11/15/67	Aa1/AA+	8,584,924
£1,100	6.50%, 9/15/67 (a) (d)	Aa1/AA+	1,025,397
	Goldman Sachs Group, Inc.,
$13,300	5.95%, 1/18/18	Aa3/AA-	10,754,367
2,500	5.95%, 1/15/27	A1/NR	1,564,050
2,100	6.15%, 4/1/18	Aa3/AA-	1,716,248
11,000	6.25%, 9/1/17	Aa3/AA-	9,085,703
6,000	6.45%, 5/1/36	A1/A+	3,768,954
7,900	6.75%, 10/1/37	A1/A+	5,076,366
€2,350	Green Valley Ltd., 8.993%, 1/10/11, FRN (a) (b) (d)	NR/BB+	2,879,338
	International Lease Finance Corp.,
$5,000	4.875%, 9/1/10	Baa1/A-	3,809,525
2,000	5.00%, 4/15/10	Baa1/A-	1,599,216
2,000	5.00%, 9/15/12	Baa1/A-	1,330,336
2,000	5.125%, 11/1/10	Baa1/A-	1,504,606
2,600	5.169%, 7/13/12, FRN	Baa1/A-	1,688,219

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 5

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$2,000	5.30%, 5/1/12	Baa1/A-	$1,369,292
1,000	5.40%, 2/15/12	Baa1/A-	690,018
1,796	5.625%, 9/15/10	Baa1/AA	1,368,419
2,000	5.625%, 9/20/13	Baa1/A-	1,323,598
3,500	5.65%, 6/1/14	Baa1/A-	2,263,184
2,000	5.875%, 5/1/13	Baa1/A-	1,336,910
2,000	6.375%, 3/25/13	Baa1/A-	1,362,424
8,500	6.625%, 11/15/13	Baa1/A-	5,789,928
	JPMorgan Chase & Co.,
2,500	6.00%, 1/15/18	Aa2/AA-	2,417,090
7,700	6.40%, 5/15/38	Aa2/AA-	7,574,398
19,000	7.90%, 4/30/18, FRN (h)	A1/A	14,910,915
16,400	JPMorgan Chase Capital XVIII,
	6.95%, 8/1/66 (converts to FRN on 8/18/36)	Aa3/A	11,743,860
	Lehman Brothers Holdings, Inc. (e),
10,000	5.50%, 4/4/16	NR/NR	1,050,000
20,000	6.875%, 5/2/18	NR/NR	2,100,000
4,200	MBNA Capital, 3.993%, 2/1/27, FRN	Aa3/A	2,602,043
100	Merrill Lynch & Co., Inc., 5.45%, 2/5/13	A2/A	92,421
	Morgan Stanley,
10,400	5.75%, 8/31/12	A1/A+	9,108,809
11,000	6.00%, 4/28/15	A1/A+	9,086,253
22,200	6.25%, 8/28/17	A1/A+	18,188,216
15,900	MUFG Capital Finance I Ltd., 6.346%, 7/25/16, FRN (h)	A2/BBB+	11,551,906
	Santander Perpetual S.A. Unipersonal, FRN (h),
€3,500	4.375%, 12/10/14	Aa2/A+	3,152,329
$7,600	6.671%, 10/24/17 (a) (d)	Aa2/A+	5,714,045
	SLM Corp., FRN
2,000	7.57%, 6/15/13	Baa2/BBB-	1,083,840
1,795	7.67%, 11/1/13	Baa2/BBB-	967,810
1,200	SMFG Preferred Capital Ltd., 6.078%, 1/25/17, FRN (a) (d) (h)	A2/BBB+	836,988
	Teco Finance, Inc.,
2,253	6.572%, 11/1/17	Baa3/BB+	1,848,226
3,247	7.00%, 5/1/12	Baa3/BB+	3,039,672
14,500	UBS AG, 5.75%, 4/25/18	Aa2/AA-	12,323,680
9,200	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (h)	A1/A	5,200,194
3,000	Universal City Development Partners, 11.75%, 4/1/10	B1/B+	1,957,500
1,000	Vita Capital III Ltd., 4.983%, 1/1/11, FRN (a) (b) (d)	A1/A	934,600
			271,876,615
Food & Beverage – 0.7%
	Albertson’s, Inc.,
1,500	7.75%, 6/15/26	B1/B+	1,092,983
12,000	8.00%, 5/1/31	B1/B+	8,329,212
			9,422,195

Healthcare & Hospitals – 0.2%
3,150	HCA, Inc., 9.25%, 11/15/16	B2/BB-	2,567,250
Hotels/Gaming – 0.9%
967	Choctaw Resort Development Enterprise, Inc.,
	7.25%, 11/15/19 (a) (b) (d)	B1/B+	517,345
3,730	Harrah’s Operating Co., Inc., 8.00%, 2/1/11	Caa3/C	1,883,650
8,237	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d)	Baa3/BBB-	8,319,227
			10,720,222

6 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Insurance – 4.1%
	American International Group, Inc.,
$12,185	4.613%, 10/18/11, FRN	A3/A-	$8,733,733
€13,400	5.071%, 4/26/11, FRN	A3/A-	9,175,012
$10,000	5.85%, 1/16/18	A3/A-	5,947,270
1,300	6.25%, 3/15/37	Baa1/BBB	356,189
26,300	8.175%, 5/15/68, (converts to FRN on 5/15/38) (a) (d)	Baa1/BBB	8,751,904
28,210	8.25%, 8/15/18 (a) (d)	A3/A-	18,848,624
			51,812,732

Metals & Mining – 0.9%
9,537	Phelps Dodge Corp., 9.50%, 6/1/31	Baa2/BBB-	11,189,104

Multi-Media – 1.5%
	CSC Holdings, Inc.,
9,000	7.625%, 7/15/18	B1/BB	6,345,000
2,035	7.875%, 2/15/18	B1/BB	1,444,850
12,400	Rogers Cable, Inc., 8.75%, 5/1/32	Baa3/BBB-	11,720,753
			19,510,603

Oil & Gas – 3.2%
	El Paso Corp.,
18,000	7.42%, 2/15/37	Ba3/BB-	10,788,300
600	8.05%, 10/15/30	Ba3/BB-	381,533
	Gaz Capital S.A.,
1,300	6.212%, 11/22/16 (a) (d)	A3/BBB	760,500
13,000	8.625%, 4/28/34	A3/BBB	10,075,000
	Gazprom AG,
8,700	9.625%, 3/1/13	A3/BBB	7,388,649
1,800	9.625%, 3/1/13 (a) (d)	A3/BBB	1,503,000
1,200	Northwest Pipeline Corp., 5.95%, 4/15/17	Baa2/BBB-	1,049,294
2,400	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB-	1,507,678
1,750	SandRidge Energy, Inc., 8.00%, 6/1/18 (a) (d)	B3/B-	1,128,750
8,000	Williams Cos., Inc., 7.875%, 9/1/21	Baa3/BB+	6,090,888
			40,673,592
Paper/Paper Products – 1.5%
	Georgia-Pacific LLC,
4,300	7.00%, 1/15/15 (a) (d)	Ba3/BB-	3,289,500
6,500	7.25%, 6/1/28	B2/B+	3,380,000
2,500	7.375%, 12/1/25	B2/B+	1,537,500
2,640	7.75%, 11/15/29	B2/B+	1,478,400
12,000	8.00%, 1/15/24	B2/B+	7,800,000
210	8.875%, 5/15/31	B2/B+	132,300
2,000	Smurfit Capital Funding PLC, 7.50%, 11/20/25	Ba2/BB+	1,330,000
			18,947,700
Pharmaceuticals – 0.1%
1,900	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB	1,637,663

Telecommunications – 3.1%
	Citizens Communications Co.,
1,000	7.875%, 1/15/27	Ba2/BB	495,000
5,250	9.00%, 8/15/31	Ba2/BB	2,913,750
5,000	Embarq Corp., 7.995%, 6/1/36	Baa3/BBB-	2,855,120
5,000	Nextel Communications, Inc., 7.375%, 8/1/15	Baa3/BB	2,000,940
21,650	PanAmSat Corp., 6.875%, 1/15/28	B1/BB-	12,448,750

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Telecommunications (continued)
	Qwest Capital Funding, Inc.,
$4,200	7.25%, 2/15/11	B1/B+	$3,255,000
3,000	7.90%, 8/15/10	B1/B+	2,527,500
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,310,000
	Qwest Corp.,
4,400	6.069%, 6/15/13, FRN	Ba1/BBB-	3,102,000
2,150	8.875%, 3/15/12	Ba1/BBB-	1,784,500
	Sprint Capital Corp.,
7,600	6.90%, 5/1/19	Baa3/BB	4,338,589
2,900	8.375%, 3/15/12	Baa3/BB	1,973,267
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	Baa3/BB	743,533
			39,747,949
Tobacco – 1.9%
23,000	Reynolds American, Inc., 7.25%, 6/1/12	Baa3/BBB	20,069,823
	RJ Reynolds Tobacco Holdings, Inc.,
3,500	7.25%, 6/1/12	Baa3/BBB-	3,054,104
1,500	7.75%, 6/1/18	Baa3/BBB	1,159,563
			24,283,490
Utilities – 3.6%
1,000	CMS Energy Corp., 5.703%, 1/15/13, FRN	Ba1/BB+	858,957
4,600	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB-	4,854,526
40,500	PSE&G Energy Holdings LLC, 8.50%, 6/15/11	Ba3/BB-	39,999,380
			45,712,863
Total Corporate Bonds & Notes (cost-$1,116,482,766)			850,399,989

MORTGAGE-BACKED SECURITIES – 10.2%
10,000	Bear Stearns Commercial Mortgage Securities,
	5.70%, 6/11/50, CMO	NR/AAA	6,792,542
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
25,000	5.322%, 12/11/49	Aaa/AAA	16,043,558
1,000	5.617%, 10/15/48	Aaa/AAA	687,002
491	Countrywide Alternative Loan Trust, 1.675%, 2/25/37, CMO, FRN	Aaa/AAA	196,503
36,900	Credit Suisse Mortgage Capital Certificates,
	5.467%, 9/15/39, CMO	Aaa/AAA	25,127,003
20,000	Greenwich Capital Commercial Funding Corp.,
	5.444%, 3/10/39, CMO	Aaa/AAA	12,964,994
4,000	GS Mortgage Securities Corp. II, 5.56%, 11/10/39, CMO	Aaa/NR	2,735,751
	GSMPS Mortgage Loan Trust, CMO (a) (d),
160	7.50%, 6/19/32, VRN	NR/NR	175,475
5,031	7.50%, 6/25/43	NR/NR	5,021,680
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
10,000	5.336%, 5/15/47	Aaa/AAA	6,095,275
15,000	5.882%, 2/15/51, VRN	Aaa/AAA	9,250,262
34,000	LB-UBS Commercial Mortgage Trust, 5.424%, 2/15/40, CMO	NR/AAA	21,891,522
310	MASTR Reperforming Loan Trust, 7.00%, 8/25/34, CMO (a) (d)	Aaa/NR	320,448
24,194	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.70%, 9/12/49, CMO	NR/AAA	15,573,075
9,500	Morgan Stanley Capital I, 5.514%, 11/12/49, CMO, VRN	Aaa/NR	6,184,721
Total Mortgage-Backed Securities (cost-$121,005,678)			129,059,811

8 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES – 0.6%
$8,300		Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	$7,499,639
300		Morgan Stanley Capital I, 1.455%, 5/25/37, FRN	Aaa/AAA	245,327
Total Asset-Backed Securities (cost-$7,658,826)				7,744,966

CONVERTIBLE PREFERRED STOCK – 0.3%
Shares
Banking – 0.3%
3,500		Bank of America Corp., 7.25%, 12/31/49	A1/A	2,140,250
2,000		Wachovia Corp., 7.50%, 12/31/49	A3/A-	1,254,000
				3,394,250

Financial Services – 0.0%
6,500		Citigroup, Inc., 6.50%, 12/31/49	A2/A	171,844
Insurance – 0.0%
25,850		American International Group, Inc., 8.50%, 8/1/11	Baa1/NR	212,228
Total Preferred Stock (cost-$5,745,703)				3,778,322

SOVEREIGN DEBT OBLIGATIONS – 0.2%

Principal Amount (000)
Brazil – 0.1%
BRL	3,900	Federal Republic of Brazil, 10.25%, 1/10/28	Ba1/BBB-	1,372,789
Ukraine – 0.0%
$1,000		Republic of Ukraine, 7.65%, 6/11/13	B1/B	524,797
Total Sovereign Debt Obligations (cost-$3,352,406)				1,897,586

U.S. GOVERNMENT AGENCY SECURITIES – 0.0%
		Fannie Mae, CMO,
21		7.50%, 6/25/30	Aaa/AAA	21,675
48		7.50%, 7/25/42	Aaa/AAA	50,832
35		8.00%, 7/18/27	Aaa/AAA	38,237
–(g)		Freddie Mac, 9.50%, 5/15/21, CMO	Aaa/AAA	90
82		Small Business Administration Participation Certificates,
		7.50%, 4/1/17	Aaa/AAA	84,992
Total U.S. Government Agency Securities (cost-$192,004)				195,826

SHORT-TERM INVESTMENTS – 21.4%

U.S. Treasury Bills (c) – 10.1%
127,830		0.01%-1.71%,12/4/08-3/5/09 (cost-$127,811,495)		127,599,224

Corporate Notes – 2.3%

Airlines – 0.1%
1,695		Continental Airlines, Inc., 7.056%, 9/15/09	Baa2/A-	1,584,825

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services – 1.8%
$5,000	American General Finance Corp., 8.45%, 10/15/09	Baa1/BBB	$3,363,930
	CIT Group, Inc.,
€1,800	4.793%, 5/13/09	NR/NR	2,021,358
$4,000	6.875%, 11/1/09	Baa1/A-	3,434,536
4,990	General Electric Capital Corp., 9.83%, 12/15/08 (f)	NR/NR	5,004,927
8,900	Goldman Sachs Group, Inc., 7.35%, 10/1/09	Aa3/AA-	8,818,396
			22,643,148
Oil & Gas – 0.1%
792	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 9/15/09 (b)	Aa2/A	776,907
Telecommunications – 0.3%
3,425	Qwest Capital Funding, Inc., 7.00%, 8/3/09	B1/B+	3,305,125
1,000	Sprint Capital Corp., 6.375%, 5/1/09	Baa3/BB	970,096
			4,275,221
Total Corporate Notes (cost-$31,017,480)			29,280,101
Repurchase Agreement – 9.0%
113,800	JPMorgan Chase Bank, dated 11/25/08 and 11/26/08, 0.40% & 0.45%, due 12/1/08 & 12/2/08, proceeds $113,806,478; collateralized by Freddie Mac, 4.50% due 1/15/13, valued at $114,904,891 including accrued interest (cost-$113,800,000)		113,800,000
Total Short-Term Investments (cost-$272,628,975)			270,679,325

Contracts/ Notional Amount

OPTIONS PURCHASED (i) – 0.1%

Call Options – 0.0%
	Euro versus U.S. Dollar (OTC),
5,000,000	strike rate 1.37%, expires 6/3/10		353,427
3,600,000	strike rate 1.38%, expires 5/21/10		246,861
			600,288
Put Options – 0.1%
	Euribor Interest Rate Future-90 day (LIFFE),
150	strike price $91.25, expires 12/14/09		1
334	strike price $91.75, expires 12/14/09		1
49	strike price $93.50, expires 6/15/09		–
	Euro versus U.S. Dollar (OTC),
5,000,000	strike rate 1.37%, expires 6/3/10		828,116
3,600,000	strike rate 1.38%, expires 5/21/10		599,912
	Financial Future Euro-90 day (CME),
308	strike price $89.75, expires 9/14/09		1,925
1,000	strike price $89.75, expires 3/15/10		12,500
345	strike price $90, expires 6/15/09		2,156
55	strike price $90, expires 9/14/09		344
800	strike price $90, expires 12/14/09		10,000
400	strike price $90, expires 6/14/10		7,500
505	strike price $91, expires 12/14/09		12,625
250	strike price $92, expires 12/14/09		7,813

10 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2008 (continued)

Contracts/
Notional
Amount			Value

Put Options (continued)
		United Kingdom-90 day (LIFFE),
160		strike price $90, expires 12/16/09	$–
495		strike price $91.25, expires 12/17/09	1
586		strike price $91.50, expires 6/17/09	1
			1,482,895
Total Options Purchased (cost-$916,188)			2,083,183
Total Investments before options written (cost-$1,527,982,546) – 100.0%			1,265,839,008

OPTIONS WRITTEN (i) – (0.0)%
Call Options – (0.0)%
		Credit Default Swap (OTC),
8,000,000		strike rate 1.50%, expires 12/22/08 (f)	(8,800)

Put Options – (0.0)%
		Credit Default Swap (OTC),
8,000,000		strike rate 1.50%, expires 12/22/08 (f)	(368,000)
Total Options Written (premiums received-$187,200)			(376,800)
Total Investments net of options written (cost-$1,527,795,346) – 100.0%			$1,265,462,208

Notes to Schedule of Investments:
* Unaudited
(a) Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $158,737,953, representing 12.54% of total investments.
(b) Illiquid security.
(c) All or partial amount segregated as collateral for futures contracts, options written, swaps and forward foreign currency contracts.

(d)  144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Security in default–issuer has filed for bankruptcy.
(f) Fair-Valued securities with an aggregate value of $4,628,127, representing 0.37% of total investments. See Note 1(a) in the Notes to the Financial Statements.
(g) Principal amount less than $500.
(h) Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(i) Non-income producing.

Glossary:
	€-	Euro
	£-	Great British Pound
BRL	-	Brazilian Real
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on November 30, 2008.
LIFFE	-	London International Financial Futures and Options Exchange
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
OTC	-	Over-the-Counter
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2008.

See accompanying Notes to Financial Statements. | 11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 11

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

November 30, 2008

Assets:
Investments, at value (cost-$1,414,182,546)	$1,152,039,008
Repurchase agreement, at cost and value	113,800,000
Cash (including foreign currency of $211,756 with a cost of $207,700)	40,557,343
Interest and dividends receivable	21,995,061
Receivable for investments sold	20,684,615
Unrealized appreciation on swaps	19,053,639
Receivable for terminated swaps	10,997,618
Unrealized appreciation of forward foreign currency contracts	7,096,817
Deposits with brokers for futures contracts collateral	4,715,400
Receivable for collateral held at broker	3,817,414
Receivable for variation margin on futures contracts	442,628
Tax reclaims receivable	15,204
Prepaid expenses and other assets	899,448
Total Assets	1,396,114,195

Liabilities:
Payable for investments purchased	112,012,697
Unrealized depreciation on swaps	64,107,948
Payable for terminated swaps	31,477,804
Premium for swaps sold	20,599,073
Payable to brokers for swaps collateral	13,800,000
Unrealized depreciation of forward foreign currency contracts	11,325,747
Dividends payable to common and preferred shareholders	7,717,876
Investment management fees payable	566,198
Payable to brokers for options collateral	500,000
Options written, at value (premiums received-$187,200)	376,800
Interest payable	4,477
Accrued expenses and other liabilities	1,699,019
Total Liabilities	264,187,639
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 22,600 shares issued and outstanding)	565,000,000
Net Assets Applicable to Common Shareholders	$566,926,556

Composition of Net Assets Applicable to Common Shareholders:
Common stock:
Par value ($0.00001 per share, applicable to 66,423,064 shares issued and outstanding)	$664
Paid-in-capital in excess of par	944,312,829
Undistributed net investment income	6,390,643
Accumulated net realized loss	(84,026,120)
Net unrealized depreciation of investments, futures contracts, options written, swaps, and foreign currency transactions	(299,751,460)
Net Assets Applicable to Common Shareholders	$566,926,556
Net Asset Value Per Common Share	$8.54

12 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Operations

For the year ended November 30, 2008

Investment Income:
Interest (net of foreign withholding taxes of $22,686)	$103,355,872
Facility and other fee income	878,185
Dividends	181,750
Total Investment Income	104,415,807

Expenses:
Investment management fees	8,414,492
Auction agent fees and commissions	1,442,620
Interest expense	751,933
Custodian and accounting agent fees	345,957
Shareholder communications	276,393
Trustees’ fees and expenses	122,019
Audit and tax services	94,186
Legal fees	90,646
New York Stock Exchange listing fees	54,061
Transfer agent fees	34,045
Insurance expense	18,582
Miscellaneous	13,973
Total expenses	11,658,907
Less: custody credits earned on cash balances	(15,269)
Net expenses	11,643,638

Net Investment Income	92,772,169

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(64,543,530)
Futures contracts	9,696,917
Options written	(11,882,958)
Swaps	25,112,407
Foreign currency transactions	10,671,383
Net change in unrealized appreciation/depreciation of:
Investments	(309,850,989)
Futures contracts	14,294,478
Options written	9,739,301
Swaps	(40,601,711)
Unfunded loan commitments	4,183
Foreign currency transactions	(9,254,577)
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(366,615,096)
Net Decrease in Net Assets Resulting from Investment Operations	(273,842,927)

Dividends on Preferred Shares from Net Investment Income	(19,894,434)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(293,737,361)

See accompanying Notes to Financial Statements. | 11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 13

PIMCO Corporate Opportunity Fund Statement of Changes in Net Assets Applicable to Common Shareholders

	Year ended November 30, 2008	Year ended November 30, 2007
Investment Operations:
Net investment income	$92,772,169	$98,610,220
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(30,945,781)	5,854,546
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(335,669,315)	(47,528,458)
Net increase (decrease) in net assets resulting from investment operations	(273,842,927)	56,936,308

Dividends on Preferred Shares from Net investment income	(19,894,434)	(29,687,794)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(293,737,361)	27,248,514

Dividends and Distributions to Common Shareholders from:
Net investment income	(91,348,195)	(87,018,016)
Net realized gains	–	(20,326,577)
Return of capital	–	(3,803,619)
Total dividends and distributions to common shareholders	(91,348,195)	(111,148,212)

Capital Share Transactions:
Reinvestment of dividends and distributions	5,115,784	7,973,178
Total decrease in net assets applicable to common shareholders	(379,969,772)	(75,926,520)

Net Assets Applicable to Common Shareholders:
Beginning of year	946,896,328	1,022,822,848
End of year (including undistributed (dividends in excess of) net investment income of $6,390,643 and $(16,942,157), respectively)	$566,926,556	$946,896,328

Common Shares Issued in Reinvestment of Dividends and Distributions	402,204	518,908

14 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and of other income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at November 30, 2008. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 15

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement

Effective December 1, 2007, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•      Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•      Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•      Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques on Level 3 investments: multi-dimensional relational pricing model and option adjusted spread pricing.

The following is a summary of the inputs used at November 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$8,331,613	$16,999,754
Level 2 – Other Significant Observable Inputs	1,223,356,878	(48,562,233)
Level 3 – Significant Unobservable Inputs	33,773,717	(727,607)
Total	$1,265,462,208	$(32,290,086)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at November 30, 2008, is as follows:

	Investments in Securities	Other Financial Instruments
Beginning balance, 11/30/07	$78,829,845	$10,171,237
Net purchases (sales) and settlements	(14,286,327)	(10,103,096)
Accrued discounts (premiums)	(333,576)	—
Total realized and unrealized gain (loss)	(13,957,212)	(22,238)
Transfers in and/or out of Level 3	(16,479,013)	(773,510)
Ending balance, 11/30/08	$33,773,717	$(727,607)

(c) Disclosures about Credit Derivatives

The Fund has adopted FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), effective November 30, 2008. The amendments to FASB 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the disclosures within Footnote 3(c) and 3(d) in the Notes to the Financial Statements.

See also “Swaps Agreements” — Note 1(k) for description of the nature of each credit derivative, maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection and fair value of each credit derivative at November 30, 2008.

16 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies (continued)

Potential losses related to hybrid instruments that have embedded credit derivatives are limited to the initial cost of investments.

(d) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(e) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may become subject to excise tax based on the extent of the distributions to shareholders.

(f) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(h) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 17

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies (continued)

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.

(k) Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies (continued)

rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indicies to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 3(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 19

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies (continued)

the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2008 for which the Fund is the seller of protection are disclosed later in the Notes (see 3(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(l) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Fund may invest in RIBs and RITEs, (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Fund sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Fund simultaneously or within a short period of time purchases the Inverse Floaters from the broker. The Inverse Floaters held by the Fund provide the Fund with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedule of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Fund’s Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Fund may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

1. Organization and Significant Accounting Policies (continued)

residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds. The Fund may also invest in Inverse Floaters for the purpose of increasing leverage.

The Fund’s restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Fund are exempt from registration under Rule 144A of the Securities Act of 1933.

(n) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund do not participate in future gains and losses with respect to the security.

(o) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(p) Interest Expense

Interest expense relates to the Fund’s liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

(q) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

3. Investments in Securities

For the year ended November 30, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $776,764,403 and $806,681,507, respectively. Purchases and sales in U.S. Government obligations were $939,818,579 and $982,771,659, respectively.

(a) Futures contracts outstanding at November 30, 2008:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long:	Financial Future Euro–90 day	1,500	$367,631	9/14/09	$6,225,000
	Financial Future Euro–90 day	800	195,860	12/14/09	2,975,224
	Financial Future Euro–90 day	1,100	269,266	3/15/10	4,328,058
	Financial Future Euro–90 day	501	122,501	6/14/10	786,906
	United Kingdom–90 day	89	16,505	12/17/08	377,316
	United Kingdom–90 day	300	56,161	6/17/09	1,912,337
	United Kingdom–90 day	77	14,412	9/16/09	394,913
					$16,999,754

The Fund pledged cash collateral of $4,715,400 for futures contracts.

(b) Transactions in options written for the year ended November 30, 2008:

	Contracts/Notional	Premiums
Options outstanding, November 30, 2007	285,901,400	$8,450,916
Options written	57,000,052	479,430
Options terminated in closing transactions	(326,900,073)	(8,165,862)
Options exercised	(1,379)	(577,284)
Options outstanding, November 30, 2008	16,000,000	$187,200

(c) Credit default swap agreements:

-Buy protection swap agreements outstanding at November 30, 2008 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Paid by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
Freeport-McMoRan	$6,000	3.55%	12/20/18	(3.99)%	$(169,911)	$–	$(176,561)
Barclays Bank:
Autozone	1,900	1.97%	6/20/13	(0.875)%	83,842	–	80,610
Dow Jones CDX.IG-9 5 Year Index 3-7%	15,000	25.17%	12/20/12	(7.05)%	6,579,806	–	6,374,182
Deutsche Bank:
Dow Jones CDX.IG-9 5 Year Index 3-7%	10,000	25.17%	12/20/12	(7.05)%	4,386,538	–	4,249,454
Goldman Sachs:
Dow Jones CDX.IG-9 5 Year Index 3-7%	15,000	25.17%	12/20/12	(7.02)%	6,590,699	–	6,385,949
Royal Bank of Scotland:
Autozone	6,000	1.97%	6/20/13	(0.92)%	253,857	–	243,123
RadioShack Corp.	7,100	3.81%	6/20/13	(1.455)%	627,816	–	607,729
					$18,352,647	$–	$17,764,486

22  PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

3. Investments in Securities (continued)

-Sell protection swap agreements outstanding at November 30, 2008 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
Citigroup	$8,200	2.50%	12/20/12	0.65%	$(543,948)	$–	$(533,584)
Ford Motor Credit	10,000	39.18%	3/20/12	2.55%	(5,367,821)	–	(5,318,238)
Freeport-McMoRan	5,000	8.85%	6/20/12	0.90%	(1,070,897)	–	(1,062,147)
Barclays Bank:
Citigroup	3,800	16.71%	12/20/13	5.00%	(1,025,416)	(969,000)	(53,249)
General Electric	27,300	5.13%	12/20/12	0.63%	(3,894,546)	–	(3,861,104)
BNP Paribas:
General Electric	2,500	4.75%	12/20/13	4.60%	(13,676)	–	(11,759)
General Electric	3,500	4.75%	12/20/13	4.70%	(6,040)	–	(3,298)
Royal Bank of Scotland	3,500	1.24%	6/20/13	1.50%	38,049	–	48,258
Royal Bank of Scotland	3,500	1.11%	6/20/13	2.65%	226,683	–	244,718
Citigroup:
American Express	5,000	4.10%	12/20/13	4.25%	30,753	–	34,295
American Express	1,600	4.10%	12/20/13	4.30%	13,054	–	14,201
Bear Stearns	7,200	1.43%	9/20/12	0.48%	(241,788)	–	(235,068)
Citigroup	10,000	16.71%	12/20/13	5.00%	(2,698,483)	(2,450,000)	(224,872)
General Electric	7,000	4.75%	12/20/13	4.00%	(195,582)	–	(181,582)
General Electric	9,500	4.75%	12/20/13	4.25%	(176,487)	–	(164,150)
General Electric	5,000	4.75%	12/20/13	4.65%	(17,990)	–	(14,115)
GMAC	10,000	43.15%	6/20/12	1.40%	(6,173,993)	–	(6,146,770)
SLM	21,500	9.01%	12/20/13	5.00%	(2,791,710)	(2,391,250)	(363,239)
Credit Suisse First Boston:
General Motors	5,000	145.29%	12/20/09	5.00%	(3,588,884)	(2,875,000)	(704,856)
GMAC	4,200	57.47%	9/20/09	3.74%	(1,393,119)	–	(1,362,576)
Deutsche Bank:
American International Group	6,000	6.75%	12/20/13	5.00%	(400,724)	(1,020,000)	633,443
Citigroup	3,500	16.71%	12/20/13	5.00%	(944,462)	(927,500)	(14,045)
Dow Jones CDX.IG-9 5 Year Index 30-100%	16,529	0.72%	12/20/12	0.68%	(22,445)	–	(590)
Federal Republic of Brazil	14,300	3.33%	5/20/12	0.69%	(1,187,638)	–	(1,184,623)
Federal Republic of Brazil	1,300	3.67%	5/20/17	1.04%	(216,251)	–	(215,838)
General Electric	6,500	4.75%	12/20/13	3.68%	(259,496)	–	(250,858)
General Electric	9,500	4.75%	12/20/13	4.23%	(183,601)	–	(171,323)
General Electric	20,500	4.75%	12/20/13	4.70%	(35,372)	–	(21,142)
General Electric	12,300	4.75%	12/20/13	4.775%	13,325	–	19,850
General Motors	5,000	145.29%	12/20/09	5.00%	(3,588,884)	(2,850,000)	(729,856)
GMAC	11,800	57.47%	9/20/09	1.50%	(4,077,911)	–	(4,043,495)
Metlife	7,000	6.99%	3/20/13	2.073%	(1,048,369)	–	(1,020,153)
SLM	8,200	9.01%	12/20/13	5.00%	(1,064,736)	(1,148,000)	(200,427)
Goldman Sachs:
Citigroup	4,100	2.50%	12/20/12	0.77%	(254,314)	–	(248,175)
Ford Motor Credit	4,600	64.13%	3/20/09	1.70%	(788,113)	–	(772,908)

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report  23

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
JPMorgan Chase:
GMAC	$8,100	43.15%	6/20/12	1.84%	$(4,948,123)	$–	$(4,919,143)
Republic of Panama	12,700	2.84%	3/20/09	0.30%	(98,902)	–	(91,494)
Merrill Lynch & Co.:
American Express	1,100	4.10%	12/20/13	4.40%	13,392	–	14,199
American International Group	4,000	6.83%	12/20/12	0.90%	(770,600)	–	(763,600)
Citigroup	10,000	2.50%	12/20/12	0.68%	(652,583)	–	(639,360)
El Paso	5,000	8.81%	6/20/09	0.45%	(225,674)	–	(221,299)
Ford Motor	10,000	66.89%	6/20/13	5.00%	(7,538,972)	(1,925,000)	(5,516,750)
Ford Motor	7,000	66.89%	6/20/13	5.00%	(5,277,281)	(1,330,000)	(3,879,225)
General Motors	7,000	90.59%	6/20/13	5.00%	(5,595,462)	(1,330,000)	(4,197,406)
Lyondell Chemical	5,000	41.43%	6/20/09	1.00%	(955,950)	–	(946,228)
SLM	5,200	9.01%	12/20/13	5.00%	(675,198)	(728,000)	57,135
Vale Overseas	2,000	3.49%	4/20/12	0.50%	(180,823)	–	(179,657)
Morgan Stanley:
Citigroup	7,300	2.50%	12/20/12	0.80%	(444,941)	–	(433,586)
Dow Jones CDX.IG-9 5 Year Index 30-100%	29,169	0.72%	12/20/12	0.72%	5,658	–	46,494
Dynegy Holdings	5,000	11.87%	6/20/09	1.05%	(290,451)	–	(280,243)
Ford Motor Credit	20,000	49.17%	9/20/10	4.05%	(9,121,169)	–	(8,963,669)
General Electric	5,000	4.75%	12/20/13	4.15%	(111,617)	–	(101,242)
General Motors	3,300	90.59%	6/20/13	5.00%	(2,637,860)	(627,000)	(1,978,777)
Reliant Energy	5,000	3.45%	6/20/09	1.05%	(66,739)	–	(56,531)
Republic of Indonesia	7,700	5.41%	3/20/09	0.46%	(116,626)	–	(109,739)
Republic of Peru	7,700	1.32%	3/20/09	0.32%	(23,658)	–	(18,867)
Russian Federation	7,800	9.80%	3/20/09	0.31%	(224,470)	–	(219,768)
Ukraine	7,700	24.29%	3/20/09	0.66%	(537,135)	–	(527,253)

					$(83,426,016)	$(20,570,750)	$(62,045,284)

*	Unaudited.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

24  PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

3. Investments in Securities (continued)

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at November 30, 2008 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d)	Interest rate swap agreements outstanding at November 30, 2008:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Market Value	Upfront Premiums Paid	Unrealized Depreciation
UBS	BRL17,970	1/2/12	BRL-CDI-Compounded	10.575%	$(801,833)	$(28,323)	$(773,511)

BRL—Brazilian Real

CDI—Inter-bank Deposit Certificate

The Fund received $3,890,000 principal value in U.S. Treasury Bills and $14,300,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be repledged.

(e) Forward foreign currency contracts outstanding at November 30, 2008:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value 11/30/08	Unrealized Appreciation (Depreciation)
Purchased:
3,764,000 Australian Dollar settling 12/8/08	UBS	$2,469,372	$2,450,430	$(18,942)
3,028,162 Brazilian Real settling 12/2/08	HSBC	1,400,630	1,324,105	(76,525)
3,028,162 Brazilian Real settling 2/3/09	HSBC	1,281,490	1,284,200	2,710
34,282,600 Brazilian Real settling 12/2/08	JPMorgan Chase	18,596,203	14,990,533	(3,605,670)
1,227,000 Canadian Dollar settling 12/9/08	Royal Bank of Canada	1,063,535	988,546	(74,989)
52,000 Canadian Dollar settling 1/14/09	Royal Bank of Canada	42,014	41,902	(112)
10,100,000 Chinese Yuan Renminbi settling 12/9/08	Barclays Bank	1,479,203	1,475,516	(3,687)
9,005,538 Chinese Yuan Renminbi settling 7/15/09	Barclays Bank	1,380,059	1,286,603	(93,456)
5,308,765 Chinese Yuan Renminbi settling 9/8/09	Citigroup	770,000	757,099	(12,901)
6,012,300 Chinese Yuan Renminbi settling 12/9/08	Deutsche Bank	878,092	878,341	249
10,142,388 Chinese Yuan Renminbi settling 7/15/09	Deutsche Bank	1,572,000	1,449,023	(122,977)
5,308,765 Chinese Yuan Renminbi settling 12/9/08	HSBC	774,437	775,561	1,124
25,564,424 Chinese Yuan Renminbi settling 7/15/09	HSBC	3,780,970	3,652,339	(128,631)
13,972,500 Chinese Yuan Renminbi settling 7/15/09	JPMorgan Chase	2,104,429	1,996,223	(108,206)
1,167,000 Euro settling 1/13/09	Barclays Bank	1,463,301	1,480,208	16,907
2,757,134 Euro settling 12/9/08	Deutsche Bank	3,465,303	3,498,272	32,969
4,700,000 Euro settling 12/4/08	JPMorgan Chase	5,903,670	5,963,707	60,037

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report  25

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

3. Investments in Securities (continued)

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value 11/30/08	Unrealized Appreciation (Depreciation)
Purchased (continued):
4,914,000 British Pound settling 12/9/08	Barclays Bank	$7,510,435	$7,540,513	$30,078
3,551,000 British Pound settling 1/13/09	Barclays Bank	5,334,579	5,450,263	115,684
2,707,000 British Pound settling 12/9/08	Citigroup	4,010,420	4,153,880	143,460
7,777,000 British Pound settling 12/9/08	Credit Suisse First Boston	12,271,849	11,933,774	(338,075)
74,000 British Pound settling 1/13/09	Morgan Stanley	111,703	113,579	1,876
1,264,000 British Pound settling 1/13/09	Royal Bank of Scotland PLC	1,891,841	1,940,054	48,213
2,401,000 British Pound settling 12/9/08	UBS	3,558,282	3,684,325	126,043
36,852 Malaysian Ringgit settling 2/12/09	Barclays Bank	10,410	10,176	(234)
20,000 Malaysian Ringgit settling 2/12/09	Deutsche Bank	5,733	5,522	(211)
36,045 Malaysian Ringgit settling 4/14/09	HSBC	10,000	9,971	(29)
10,951,815 Mexican Peso settling 5/19/09	Barclays Bank	777,000	789,945	12,945
5,356,213 Mexican Peso settling 5/19/09	Citigroup	490,810	386,339	(104,471)
24,380,000 Norwegian Krone settling 12/9/08	Morgan Stanley	4,337,769	3,477,685	(860,084)
15,900,000 Philippines Peso settling 2/6/09	Barclays Bank	354,158	323,210	(30,948)
9,556,990 Philippines Peso settling 2/6/09	Deutsche Bank	210,520	194,271	(16,249)
19,080,000 Philippines Peso settling 2/6/09	HSBC	425,964	387,852	(38,112)
27,063,010 Philippines Peso settling 2/6/09	JPMorgan Chase	596,299	550,128	(46,171)
6,000,000 Philippines Peso settling 2/6/09	Merrill Lynch & Co.	135,349	121,966	(13,383)
21,400,000 Philippines Peso settling 2/6/09	Morgan Stanley	478,752	435,012	(43,740)
5,900,000 Philippines Peso settling 2/6/09	Royal Bank of Scotland PLC	133,183	119,933	(13,250)
35,844,678 Polish Zloty settling 5/6/09	Deutsche Bank	15,868,903	11,916,309	(3,952,594)
47,796,885 Russian Ruble settling 5/6/09	Barclays Bank	1,426,773	1,471,528	44,755
42,079,250 Russian Ruble settling 5/6/09	Deutsche Bank	1,725,974	1,295,498	(430,476)
8,650,412 Singapore Dollar settling 12/10/08	Citigroup	6,061,957	5,735,127	(326,830)
4,594,214 Singapore Dollar settling 7/30/09	Citigroup	3,130,000	3,070,120	(59,880)

Sold:
3,841,000 Australian Dollar settling 1/15/09	Goldman Sachs & Co.	2,481,286	2,495,810	(14,524)
395,307 Australian Dollar settling 12/8/08	Royal Bank of Canada	266,042	257,352	8,690
14,300,160 Brazilian Real settling 12/2/08	Barclays Bank	6,438,613	6,252,939	185,674
1,076,256 Brazilian Real settling 2/3/09	Barclays Bank	444,000	456,425	(12,425)
841,300 Brazilian Real settling 12/2/08	Citigroup	470,000	367,870	102,130
15,259,584 Brazilian Real settling 12/2/08	HSBC	8,913,944	6,672,460	2,241,484
3,028,162 Brazilian Real settling 2/3/09	HSBC	1,375,812	1,284,200	91,612
5,544,268 Brazilian Real settling 12/2/08	Morgan Stanley	3,044,000	2,424,307	619,693
1,365,450 Brazilian Real settling 12/2/08	UBS Warburg LLC	754,000	597,062	156,938
1,175,000 Canadian Dollar settling 12/9/08	JPMorgan Chase	969,056	946,651	22,405
52,000 Canadian Dollar settling 12/9/08	Royal Bank of Canada	41,986	41,894	92
5,282,200 Chinese Yuan Renminbi settling 12/9/08	Citigroup	770,000	771,681	(1,681)
16,138,865 Chinese Yuan Renminbi settling 12/9/08	HSBC	2,354,320	2,357,738	(3,418)
58,684,850 Chinese Yuan Renminbi settling 7/15/09	HSBC	8,330,000	8,384,188	(54,188)
5,308,765 Chinese Yuan Renminbi settling 9/8/09	HSBC	765,614	757,099	8,515
1,541,000 Euro settling 1/13/09	Barclays Bank	1,933,554	1,954,585	(21,031)
695,000 Euro settling 1/13/09	Deutsche Bank	891,173	881,529	9,644
760,000 Euro settling 12/4/08	JPMorgan Chase	975,993	964,344	11,649

26 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

3. Investments in Securities (continued)

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value 11/30/08	Unrealized Appreciation (Depreciation)
Sold (continued):
16,478,000 Euro settling 12/4/08	Royal Bank of Scotland PLC	$20,703,783	$20,908,503	$(204,720)
375,000 Euro settling 1/13/09	Royal Bank of Scotland PLC	482,529	475,645	6,884
2,498,000 British Pound settling 1/13/09	Barclays Bank	3,700,038	3,834,063	(134,025)
2,707,000 British Pound settling 1/13/09	Citigroup	4,012,749	4,154,847	(142,098)
2,744,000 British Pound settling 12/9/08	Credit Suisse First Boston	4,288,098	4,210,657	77,441
645,000 British Pound settling 12/9/08	JPMorgan Chase	959,760	989,750	(29,990)
871,000 British Pound settling 12/9/08	Royal Bank of Scotland PLC	1,361,024	1,336,546	24,478
13,539,000 British Pound settling 12/9/08	UBS	22,092,940	20,775,540	1,317,400
2,401,000 British Pound settling 1/13/09	UBS	3,560,395	3,685,182	(124,787)
11,100,000 Mexican Peso settling 5/19/09	Barclays Bank	806,042	800,634	5,408
5,356,213 Mexican Peso settling 5/19/09	Citigroup	396,551	386,339	10,212
56,853 Malaysian Ringgit settling 2/12/09	Barclays Bank	15,684	15,699	(15)
36,045 Malaysian Ringgit settling 4/14/09	Barclays Bank	9,930	9,971	(41)
24,380,000 Norwegian Krone settling 12/9/08	Deutsche Bank	3,465,303	3,477,686	(12,383)
104,900,000 Philippines Peso settling 2/6/09	Deutsche Bank	2,176,348	2,132,372	43,976
35,844,678 Polish Zloty settling 5/6/09	Deutsche Bank	12,836,977	11,916,309	920,668
4,644,920 Singapore Dollar settling 12/10/08	Citigroup	3,130,000	3,079,530	50,470
89,876,135 Russian Ruble settling 5/6/09	HSBC	3,311,330	2,767,026	544,304
4,005,492 Singapore Dollar settling 12/10/08	HSBC	2,632,594	2,655,596	(23,002)
4,594,214 Singapore Dollar settling 7/30/09	HSBC	3,043,534	3,070,120	(26,586)
				$(4,228,930)

4. Income Tax Information

For the fiscal year ended November 30, 2008, the tax character of dividends paid of $111,242,629 was comprised entirely of ordinary income. For the fiscal year ended November 30, 2007, the tax character of dividends paid was $137,032,387 of ordinary income and $3,803,619 of return of capital, respectively.

At November 30, 2008, the tax character of distributable earnings of $3,214,326 was comprised entirely of ordinary income.

For the year ended November 30, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, consent fees and paydowns. These adjustments were to decrease dividends in excess of net investment income by $41,803,260, decrease paid-in capital in excess of par by $88,289 and increase accumulated net realized losses by $41,714,971.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended November 30, 2008, the Fund received $17,475,255 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

At November 30, 2008, the Fund had a capital loss carry-forward of $67,386,935, $16,478,507 of which will expire in 2015 and $50,908,428 of which will expire in 2016, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

The cost basis of portfolio securities for federal income tax purposes is $1,530,301,290. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $15,420,889; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $279,883,171; net unrealized depreciation for federal income tax purposes is $264,462,282. The difference between book and tax appreciation is primarily attributable to wash sales.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

5. Auction Preferred Shares

The Fund has issued 4,520 shares of Preferred Shares Series M, 4,520 shares of Preferred Shares Series T, 4,520 shares of Preferred Shares Series W, 4,520 shares of Preferred Shares Series TH and 4,520 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended November 30, 2008, the annualized dividend rates ranged from:

	High	Low	At November 30, 2008
Series M	5.85%	0.60%	0.87%

Series T	5.75%	0.77%	1.52%

Series W	5.85%	0.96%	1.32%

Series TH	6.00%	0.93%	1.32%

Series F	5.90%	0.69%	1.50%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund has been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” as the higher of the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Fund, and the Fund’s outstanding common shares continue to trade on the NYSE without any change. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On November 26, 2008, the Fund announced that it will redeem, at par, a portion of its ARPS, beginning December 15, 2008 and concluding on December 19, 2008. The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Fund’s Investment Manager and Sub-Adviser and is intended to increase asset coverage of the Fund’s ARPS. The Fund redeemed, in total, $69,000,000 of its outstanding ARPS ($13,800,000 for each of the five series of ARPS outstanding) at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends, up to each series respective dates of redemption.

6. Subsequent Common Share Dividend Declarations

On December 5, 2008, a dividend of $0.115 per share was declared to common shareholders payable December 31, 2008 to shareholders of record on December 15, 2008.

On January 2, 2009, a dividend of $0.115 per share was declared to common shareholders payable February 2, 2009 to shareholders of record on January 12, 2009.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing”

28 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2008

7. Legal Proceedings (continued)

arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

8. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty, have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of assets and other liabilities on the Statement of Assets and Liabilities and net change in unrealized appreciation (depreciation) on the Statement of Operations. As a result of these anticipated losses, the Fund’s NAV was decreased by $0.08 per share. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values. Financial assets and liabilities may be offset and the net amount may be reported in the statement of assets and liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. As a result of the early terminated swap contracts, the Fund realized losses which decreased NAV by $0.11 per share.

The Sub-Adviser has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 29

PIMCO Corporate Opportunity Fund Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended November 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.34	$15.62	$15.59	$17.05	$17.08
Investment Operations:
Net investment income	1.40	1.50	1.57	1.50	1.74
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(5.52)	(0.64)	0.54	(0.40)	0.36
Total from investment operations	(4.12)	0.86	2.11	1.10	2.10
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.30)	(0.45)	(0.41)	(0.22)	(0.13)
Net realized gains	–	–	(0.00)†	(0.05)	–
Total dividends and distributions on preferred shares	(0.30)	(0.45)	(0.41)	(0.27)	(0.13)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(4.42)	0.41	1.70	0.83	1.97
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.38)	(1.32)	(1.65)	(1.65)	(1.73)
Net realized gains	–	(0.31)	(0.02)	(0.64)	(0.27)
Return of capital	–	(0.06)	–	–	–
Total dividends and distributions to common shareholders	(1.38)	(1.69)	(1.67)	(2.29)	(2.00)
Net asset value, end of year	$8.54	$14.34	$15.62	$15.59	$17.05
Market price, end of year	$7.55	$13.89	$16.94	$17.20	$17.01
Total Investment Return (1)	(39.06)%	(8.43)%	8.96%	16.16%	13.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$566,927	$946,896	$1,022,823	$1,013,189	$1,093,219
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.39%	1.28%	1.27%	1.15%	1.13%
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.30%	1.19%	1.18%	1.15%	1.13%
Ratio of net investment income to average net assets (2)	11.08%	10.15%	10.21%	9.29%	10.31%
Preferred shares asset coverage per share	$50,082	$66,880	$70,236	$69,814	$73,362
Portfolio turnover	130%	38%	29%	41%	64%

†	Less than $0.00 per share
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(q) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

30 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Opportunity Fund (the “Fund”) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholder for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 27, 2009

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 31

PIMCO Corporate Opportunity Fund Annual Shareholder Meeting Results (unaudited)

The Fund held its annual meeting of shareholders on April 2, 2008. Shareholders voted to re-elect John J. Dalessandro II* and R. Peter Sullivan III as Trustees as indicated below:

	Affirmative	Withheld Authority
Re-election of John J. Dalessandro II* – Class III to serve until 2011	17,915	1,152
Re-election of R. Peter Sullivan III – Class II to serve until 2011	58,907,939	1,110,008

Paul Belica, Robert E. Connor*, Hans W.Kertess*, John C. Maney, William B. Ogden IV and Diana L. Taylor continue to serve as Trustees of the Fund.

*  Preferred Shares Trustee

Mr. John J. Dalessandro served as a Class III Trustee until his death on September 14, 2008.

32 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 10 - 11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 33

PIMCO Corporate Opportunity Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper. peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the Fund outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the one-year period ended March 31, 2008. The Trustees noted that the Fund outperformed its peer group’s median and low returns and was in line with its peer group’s high returns for the three-year and five-year periods ended March 31, 2008. The Trustees noted that in the three-year and five-year periods, the Fund’s total return was ranked first in its Lipper category for its asset. The Trustees also noted that the Fund’s expense ratio was below the high, in line with the median for its peer group but was above the low for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees noted that the management fees paid by the Fund was generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Fund did not currently intend to raise additional assets, so the assets of the Fund would grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

34 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 35

PIMCO Corporate Opportunity Fund Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the Fund may disclose information about your accounts to a non-affiliated third party with the consent or upon your request.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard your non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 37

PIMCO Corporate Opportunity Fund Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007

Trustee since: 2003
Term of office: Expected to stand for re-election at

2010 annual meeting of shareholders.

Trustee/Director of 47 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election at
    2009 annual meeting of shareholders.
Trustee/Director of 47 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for re-election at
    2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election at
    2010 annual meeting of shareholders.
Trustee/Director of 47 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for re-election at
    2011 annual meeting of shareholders.
Trustee/Director of 47 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since 2008
Term of office: Expected to stand for re-election at
    2009 annual meeting of shareholders.
Trustee/Director of 43 Funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation
    of Sotheby’s

Managing Director, Wolfensohn & Co., 2007-present; Superintendent of Banks, State of New York, 2003-2007.

38 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

PIMCO Corporate Opportunity Fund Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for re-election at
    2009 annual meeting of shareholders.
Trustee/Director of 81 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund
    Complex

Management Board of Allianz Global Investors Fund Management LLC; Managing Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America since November 2006, Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director and Chief Operating Office of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Securities LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisers (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated December 23, 2002, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

11.30.08 | PIMCO Corporate Opportunity Fund Annual Report 39

PIMCO Corporate Opportunity Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 81 funds in the Fund Complex. Secretary & Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 81 Funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President, Chief Legal Officer- U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., and Allianz Global Investors Managed Accounts LLC. Assistant Secretary of 81 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel The Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 81 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 81 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

40 PIMCO Corporate Opportunity Fund Annual Report | 11.30.08

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 15, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)               As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling   1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)              During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)               During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                   Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,000 in 2007 and $74,000 in 2008.

b)                  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,000 in 2007 and $12,000 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                   Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,500 in 2007 and $14,175 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                  All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                   1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

    a review of the nature of the professional services expected to provided,

    the fees to be charged in connection with the services expected to be provided,

    a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)             The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)             Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)             Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)            Not applicable

g)         Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,821,632 and the 2008 Reporting Period was $958,399.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.             It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.             The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.             The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.             This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.             It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.             AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.             The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.             This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 6, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Opportunity Fund (PTY), (the “Fund”):

Mark Kiesel

Mr. Kiesel has been the portfolio manager for the Fund since inception in 2002.  Mr. Kiesel, an executive vice president of PIMCO in the Newport Beach office, is a generalist portfolio manager, and a senior member of the investment strategy and portfolio management group. He also heads the investment-grade corporate bond desk and manages corporate portfolios for the firm. He joined PIMCO in 1996, and previously served as PIMCO’s head of equity derivatives and as a senior credit analyst. He has 14 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from the University of Michigan.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of November 30, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark Kiesel	PTY	6	8,063.13	12	4,767.56	32	5,780.98

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of November 30, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•     Contributions to mentoring, coaching and/or supervising; and

•     Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 11/30/08.

PIMCO Corporate Opportunity Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Kiesel	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Opportunity  Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date: February 6, 2009

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date: February 6, 2009

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 6, 2009